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                           FOURTH AMENDMENT AGREEMENT

                            DATED AS OF MAY 17, 2001

                                      AMONG

                           LILLIAN VERNON CORPORATION,

                                  AS BORROWER,

                   LILLIAN VERNON FULFILLMENT SERVICES, INC.,

                           LVC RETAIL CORPORATION AND

                       LILLIAN VERNON INTERNATIONAL, LTD.

                                 AS GUARANTORS,

                            THE CHASE MANHATTAN BANK,

                                    AS AGENT,

                                       AND

                             THE BANKS NAMED HEREIN

                            ------------------------

               TO THE CREDIT AGREEMENT DATED AS OF AUGUST 19, 1996

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     THIS FOURTH AMENDMENT AGREEMENT, dated as of May 17, 2001 (this "Fourth
Amendment"), among LILLIAN VERNON CORPORATION, a Delaware corporation (the "Borrower"), LILLIAN VERNON FULFILLMENT SERVICES, a Virginia corporation ("LVFS"), LVC RETAIL CORPORATION, a Delaware corporation ("LVC"), and LILLIAN VERNON INTERNATIONAL, LTD., a New York corporation ("LVI Inc.", and together with LVFS and LVC, the "Guarantors"), the several banks from time to time parties to the Agreement (as defined below) (the "Banks") and THE CHASE MANHATTAN BANK, a New York banking corporation, as agent for the Banks hereunder (in such capacity, the "Agent");

                              W I T N E S S E T H :
                              ---------------------

          WHEREAS, the parties hereto have entered into a Revolving Credit Agreement dated as of August 19, 1996 (as amended, restated, supplemented or otherwise modified from time to time, the "Agreement");

          WHEREAS, the Borrower has requested the Banks amend the Agreement as of the date hereof (the "Fourth Amendment Effective Date") in order to extend the Maturity Date to August 31, 2005 and adjust certain financial covenants contained therein; and

          WHEREAS, the Borrower and Guarantors desire, and each Bank and the Agent are willing, on the terms and conditions set forth below, to modify certain terms of the Agreement as set forth below;

          NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto hereby agree as follows:

     SECTION 1. DEFINED TERMS. Capitalized terms used herein and not defined herein shall have the meanings specified in the Agreement.

     SECTION 2. AMENDMENTS TO THE AGREEMENT.

          (A) Section 1.01 of the Agreement is hereby amended by deleting the definition of "Maturity Date" contained therein and inserting in lieu thereof the following:

          "'Maturity Date' shall mean August 31, 2005."

          (B) Section 2.10(c) of the Agreement is hereby amended by inserting beneath the headings "Conversion Date" and "Maximum Term" and immediately after the entries "prior to August 19, 2000" and "3 years", respectively, the following:

          "prior to August 31, 2002          6 years
           prior to August 31, 2003          5 years
           prior to August 31, 2004          4 years
           prior to August 31, 2005          3 years"

          (C) Section 6.10 of the Agreement is hereby amended by deleting such


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Section in its entirety and inserting in lieu thereof the following:

                    "SECTION 6.10. Consolidated Capital Expenditures. Permit, during each of the fiscal years specified below, Consolidated Capital Expenditures to exceed in the aggregate the sum of (i) the maximum amount set forth below opposite such fiscal year, plus (ii) the actual amount of the maximum amount set forth below that was not expended for Consolidated Capital Expenditures during the immediately preceding fiscal year:


                         Fiscal Year                 Maximum Amount
                         -----------                 --------------
                           2001                      $ 5,000,000
                           2002                      $10,000,000
                           2003                      $10,000,000
                           2004                      $10,000,000
                           2005                      $10,000,000"

          (D) Section 6.12 of the Agreement is hereby amended by deleting such
Section in its entirety and inserting in lieu thereof the following:

                    "SECTION 6.12. Consolidated Working Capital. Permit the Consolidated Working Capital to be less than (a) $55,000,000 at the end of each fiscal year and at the end of the first quarter of each fiscal year, (b) $45,000,000 at the end of the second quarter of each fiscal year and (c) $35,000,000 at the end of the third quarter of each fiscal year."

                    (E) Section 6.14 of the Agreement is hereby amended by deleting such Section in its entirety and inserting in lieu thereof the following:

                    "SECTION 6.14. Consolidated Tangible Net worth Plus Subordinated Debt. At any time permit the sum of Consolidated Tangible Net Worth plus Subordinated Debt to be less than (a) $90,000,000 during the first and second quarters of each fiscal year and (b) $95,000,000 during the third and fourth quarters of each fiscal year."

          SECTION 3. CONDITIONS TO EFFECTIVENESS. This Fourth Amendment shall become effective only upon the satisfaction or waiver of all of the following conditions precedent:

          (A) The parties hereto shall have duly executed and delivered this Fourth Amendment.

          (B) The Agent shall have received certificates of the Secretary or Assistant Secretary of the Borrower and each of the Guarantors dated as of the Fourth Amendment Effective Date, certifying: (i) that its respective By-laws either are attached to such certificate, or to the extent not attached have not been amended since the Closing Date, (ii) that its respective charter or certificate, as the case may be, either is attached to such certificate or to the extent not attached has not been amended since the Closing Date, and (iii) as to the incumbency and signatures of

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each of its respective officers executing this Fourth Amendment and any other documents to which it is a party.

          (C) The Agent shall have received from the Borrower the fees and expense reimbursements referred to under Section 7 hereof.

          SECTION 4. REPRESENTATIONS AND WARRANTIES. In order to induce the Banks and Agent to enter into this Fourth Amendment, the Borrower and the Guarantors hereby jointly and severally represent and warrant to the Agent: (i) that the representations and warranties contained in the Agreement are true and correct on and as of the Fourth Amendment Effective Date as though made on and as of such date, except for changes which have occurred and which were not prohibited by the terms of the Agreement; (ii) that no Default or Event of Default has occurred and is continuing, or would result from the execution, delivery and performance by the Borrower and the Guarantors, of this Fourth Amendment or the Agreement (as amended by this Fourth Amendment); (iii) that the Borrower and the Guarantors have full power, right and legal authority to execute, deliver and perform its obligations under this Fourth Amendment; (iv) that the Borrower and Guarantors have taken all action necessary to authorize the execution and delivery of, and the performance of its obligations under this Fourth Amendment; and (v) that each of this Fourth Amendment and the Agreement (as amended by the Fourth Amendment) constitutes a legal, valid and binding obligation of the Borrower and the Guarantors enforceable against each of them in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization or moratorium or similar laws affecting the rights of creditors generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

          SECTION 5. GUARANTY. The Guarantors each acknowledge receipt of a copy of this Fourth Amendment Agreement and hereby ratify and affirm their guaranty of the Obligations of the Borrower under the Agreement as amended hereby.

          SECTION 6. REFERENCE TO AND EFFECT ON THE DOCUMENTS. Each reference in the Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference to the Agreement in documents related to the Agreement, shall mean and be a reference to the Agreement as amended hereby. Except as specifically amended hereby, the Agreement and all such related documents, and all other documents, agreements, instruments or writings entered into in connection therewith, shall remain in full force and effect and are hereby ratified, confirmed and acknowledged by the Borrower.

          SECTION 7. FEES AND EXPENSES. The Borrower agrees to pay or reimburse the Agent, as stated in Section 10.05 of the Agreement (as amended hereby), for its reasonable out-of-pocket costs and expenses, including, without limitation, the reasonable fees and disbursements of counsel to the Agent incurred by the Agent in connection with the preparation, reproduction, execution and delivery of this Fourth Amendment and any other instruments and documents to be delivered hereunder. In addition, the Borrower agrees to pay to the Banks, through the Agent, on the Fourth Amendment Effective Date, a facility fee in an amount equal to $25,000, to be shared pro rata among the Banks based upon the Tranche 1 Commitments.

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          SECTION 8. GOVERNING LAW. This Fourth Amendment and the rights and obligations of the parties hereunder shall be governed by and construed and interpreted in accordance with the substantive laws of the State of New York, without regard to its conflict of laws principles.

          SECTION 9. COUNTERPARTS. This Fourth Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Fourth Amendment by signing any such counterpart.










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          IN WITNESS WHEREOF, the parties hereto have caused this Fourth
Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                      THE CHASE MANHATTAN BANK,
                                      As Bank and as Agent,



                                      By:
                                         ----------------------------------
                                         Name:
                                         Title:


                                      SUNTRUST BANK



                                      By:
                                         ----------------------------------
                                         Name:
                                         Title:


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                       SIGNATURE PAGE TO FOURTH AMENDMENT
                       TO LILLIAN VERNON CREDIT AGREEMENT



                                           LILLIAN VERNON CORPORATION


                                           By:
                                              ---------------------------------
                                              Name:
                                              Title:


                                           LILLIAN VERNON FULFILLMENT
                                           SERVICES, INC.


                                           By:
                                              ---------------------------------
                                              Name:
                                              Title:


                                           LVC RETAIL CORPORATION


                                           By:
                                              ---------------------------------
                                              Name:
                                              Title:


                                           LILLIAN VERNON INTERNATIONAL, INC.


                                           By:
                                              ---------------------------------
                                              Name:
                                              Title:



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